================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                October 22, 1999

                       PLAY BY PLAY TOYS & NOVELTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Texas                      0-26374                 74-2623760
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)           Identification No.)


                                  4400 Tejasco
                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)

                                 (210) 829-4666
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5. OTHER EVENTS

      On October 22, 1999, Play By Play Toys & Novelties, Inc. (the "Company") received the resignation of Saul Gamoran from his position as Executive Vice-President, General Counsel, Secretary and member of the Board of Directors of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 26th day of October 1999.


                                     PLAY BY PLAY TOYS & NOVELTIES, INC.


                                     By:  /s/ JOE M. GUERRA
                                          ---------------------------
                                              Joe M. Guerra
                                              CHIEF FINANCIAL OFFICER

                                        3